UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C. 20549
                    _________________________________

                                 FORM 8-K

                              Current Report
                  Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934


     Date of Report (Date of earliest event reported):   March 28, 2005


                            GLOBAL CONCEPTS, LTD.
           ------------------------------------------------------
           (Exact Name of Registrant as Specified in its Charter)


   Colorado                       0-25319                 84-1191355
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(State of Incorporation)       (Commission File         (IRS Employer
                                Number)                  Identification No.)


                  14 Garrison Inn Lane, Garrison, NY 10524
                  ----------------------------------------
                  (Address of principal executive offices)

                              (845) 424-4100
                       -----------------------------
                       Registrant's Telephone Number


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communication pursuant to Rule 425 under the Securities
     Act (17 CFR 230.425).
[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange
     Act (17 CFR 240.14a-12).
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 4.01 Change in Registrant's Certifying Accountant

     On March 28, 2005 Joseph Troche, CPA resigned from his position as Global Concepts' principal independent accountant.

     Joseph Troche had not, prior to his resignation, rendered any audit report or review opinion with respect to Global Concepts' financial
statements.   Joseph Troche did not, at any time prior to his resignation, advise Global Concepts of any of the enumerated items described in Item 304(a)(1) of Regulation S-B.

     Global Concepts and Joseph Troche have not had any disagreement on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to Joseph Troche's satisfaction, would have caused Joseph Troche to make reference to the subject matter of the disagreement in connection with his reports on Global Concepts' financial statements.

     On April 20, 2005, Global Concepts retained Bagell, Josephs & Company, LLC to audit Global Concepts' financial statements for the year ended December 31, 2004. At no time during the past two fiscal years or any subsequent period did Global Concepts consult with Bagell, Josephs & Company regarding either the application of accounting principles to a specified transaction or the type of audit opinion which might be rendered on Global Concepts' financial statements or any matter of the sort described above with reference to Joseph Troche.


                                  EXHIBITS

16.  Letter from Joseph Troche, CPA - to be filed by amendment.


                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        GLOBAL CONCEPTS, LTD.


Dated: April 20, 2005                   By: /s/ Eduardo Rodriguez
                                        ------------------------------
                                        Eduardo Rodriguez
                                        Chief Executive Officer